EXHIBIT 10.2

SECOND MODIFICATION TO PROMISSORY NOTE

THIS SECOND MODIFICATION TO PROMISSORY NOTE (this "Modification") is entered into as of November 3, 2014, by and between ZAGG INC, a Nevada corporation ("Borrower"), and WELLS FARGO BANK , NATIONAL ASSOCIATION ("Bank").

RECITALS

WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Revolving Line of Credit Note in the maximum principal amount of $60,000,000, executed by Borrower and payable to the order of Bank, dated as of December 7, 2012 and as amended from time to time (the "Note"), which Note is subject to the terms and conditions of a credit agreement between Borrower and Bank dated as of December 7, 2012, as amended from time to time (the "Credit Agreement"), and which Note incorporates the terms of an Addendum to Promissory Note dated as of the same date, as amended from time to time (the "Addendum") .

WH EREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Note, and have agreed to modify the Note to reflect said changes .

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged , the parties hereto agree that the Note shall be modified as follows:

1.              The maximum principal amount available under the Note is hereby modified to be Twenty-Five Million Dollars ($25,000,000).

2.	The effective date of the changes set forth herein shall be November 3, 2014.

3.              Except as expressly set forth herein , all terms and conditions of the Note remain in full force and effect, without waiver or modification . All terms defined in the Note shall have the same meaning when used in this Modification. This Modification and the Note shall be read together, as one document.

4.               Borrower certifies that as of the date of this Modification there exists no Event of Default under the Note, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

[Signature Page Follows]

1

IN WITNESS WHEREOF, the parties hereto have caused this Modification to be executed as of the day and year first written above.